UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 27, 2018
Date of Report (Date of Earliest Event Reported)

Sun BioPharma, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55242	87-0543922
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Vista Blvd #305 Waconia, Minnesota	55387
(Address of Principal Executive Offices)	(Zip Code)

(952) 479-1196
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.)

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective February 27, 2018, Sun BioPharma, Inc. (the “Company”) entered into waivers and third amendments (collectively, the “Amendments”) to the previously disclosed employment agreements, as amended (the “Agreements”), with our Executive Chairman, Michael T. Cullen, M.D., M.B.A., our President and Chief Executive Officer, David B. Kaysen, and our Chief Financial Officer, Scott Kellen, each of whom is an executive officer of the Company (collectively, the “Executives”), and our Chief Medical Officer, Suzanne Gagnon, M.D. (together with the Executives, the “Employees”). Dr. Cullen, Mr. Kaysen and Dr. Gagnon are also current members of the Company’s Board of Directors.

For each of the Employees, the Amendments waive the contingent payment of cash and/or equity that had been established by the amendments to the Agreements dated October 1, 2017, each of which could have become due on or before June 30, 2018 upon a change of control or the Company’s issuance of a threshold level of equity securities. The Amendments also entitled Dr. Cullen, Mr. Kaysen, Mr. Kellen and Dr. Gagnon to new ten-year options to purchase up to 100,000 shares, 50,000 shares, 25,000 shares and 95,000 shares of Company common stock, respectively, at an exercise price equal to fair market value as of the date of grant. The options were granted under the Company’s 2016 Omnibus Incentive Plan effective as of February 27, 2018.

The descriptions in this report of the material terms and conditions of the foregoing compensatory arrangements with the Employees are qualified by the text of the Amendments, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, and each of which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
10.1	Waiver and Third Amendment to Employment Agreement with Michael T. Cullen, effective as of February 27, 2018
10.2	Waiver and Third Amendment to Employment Agreement with David B. Kaysen, effective as of February 27, 2018
10.3	Waiver and Third Amendment to Employment Agreement with Scott Kellen, effective as of February 27, 2018
10.4	Waiver and Third Amendment to Employment Agreement with Suzanne Gagnon, effective as of February 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN BIOPHARMA, INC.

Date: March 5, 2018	By	/s/ Scott Kellen
Scott Kellen
Chief Financial Officer